UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                April 14, 2005 (Date of earliest event reported)

                                 MAGNETEK, INC.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                1-10233                  95-3917584
  (State or Other Jurisdiction    (Commission              (IRS Employer
        of Incorporation)         File Number)           Identification No.)

                       10900 Wilshire Boulevard, Suite 850
                          Los Angeles, California 90024
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (310) 689-1610


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     See Press Release dated April 14, 2005 entitled "Magnetek to Announce Fiscal 2005 Third-Quarter Results on April 29", attached as Exhibit 99.1 to this Current Report.


EXHIBIT
NUMBER     DESCRIPTION

99.1 Magnetek, Inc. Press Release dated April 14, 2005 titled "Magnetek to Announce Fiscal 2005 Third-Quarter Results on April 29."

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MAGNETEK, INC.




                                                   By: /s/ David Reiland
                                                       -------------------------
                                                       David Reiland
                                                       Executive Vice President
                                                       & Chief Financial Officer
April 14, 2005

                                  EXHIBIT INDEX


EXHIBIT
NUMBER     DESCRIPTION

99.1 Magnetek, Inc. Press Release dated April 14, 2005 titled "Magnetek to Announce Fiscal 2005 Third-Quarter Results on April 29."